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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' REPORT


The Partners
Marcus Cable Company, L.P.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                              /s/ KPMG Peat Marwick LLP


Dallas, Texas
April 10, 1997